April 29, 2025 • Targeting SMARCA2-Dependent Tumors with FHD-909 (LY4050784) • Advancing Multiple Additional First-in-Class Anticancer Agents AACR April 2025 Exhibit 99.1

| Forward Looking Statements 2 This presentation contains forward-looking statements that are based on management's beliefs and assumptions and on information currently available to management. All statements other than statements of historical facts contained in this presentation are forward- looking statements. In some cases, you can identify forward-looking statements by terms such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning: the potential outcomes from our collaboration agreement with Lilly; the initiation, timing, progress and results of our research and development programs and pre-clinical studies and clinical trials, including with respect to our Phase 1 dose escalation trial of FHD-909 with Lilly; our ability to advance product candidates that we may develop and to successfully complete preclinical and clinical studies; our ability to leverage our initial programs to develop additional product candidates using our Gene Traffic Control Platform®; the impact of exogeneous factors, including macroeconomic and geopolitical circumstances, on our and our collaborators’ business operations, including our research and development programs and pre-clinical studies; developments related to our competitors and our industry; our ability to expand the target populations of our programs and the availability of patients for clinical testing; our ability to obtain regulatory approval for FHD-909 and any future product candidates from the FDA and other regulatory authorities; our ability to identify and enter into future license agreements and collaborations; our ability to continue to rely on our CDMOs and CROs for our manufacturing and research needs; regulatory developments in the United States and foreign countries; our ability to attract and retain key scientific and management personnel; the scope of protection we are able to establish, maintain and enforce for intellectual property rights covering FHD-909, our future products and our Gene Traffic Control Platform; and our use of proceeds from capital-raising transactions, estimates of our expenses, capital requirements, and needs for additional financing. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Additional important factors to be considered in connection with forward-looking statements are described in the Company's filings with the Securities and Exchange Commission, including withing the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Any forward-looking statements represent the Company’s views only as of the date of this presentation and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. The Company’s business is subject to substantial risks and uncertainties.

Foghorn AACR Conference Call Agenda

Agenda	Speakers
Welcome	**Karin Hellsvik** *Vice President Investor Relations*
FHD-909 and Foghorn Overview	**Adrian Gottschalk** *President and CEO*
FHD-909 AACR Data and Clinical Program	**Alfonso Quintás-Cardama, MD** *Chief Medical Officer* **Steve Bellon, PhD** *Chief Scientific Officer*
Pipeline Programs	**Steve Bellon, PhD** *Chief Scientific Officer*
Q&A	**Adrian Gottschalk** *President and CEO* **Alfonso Quintás-Cardama, MD** *Chief Medical Officer* **Steve Bellon, PhD** *Chief Scientific Officer* **Kristian Humer** *Chief Financial Officer* **Karin Hellsvik** *Vice President Investor Relations*

3

| FHD-909 (LY4050784) Holds Potential to Dramatically Improve Outcomes in Patients with SMARCA4-Mutated Tumors 4 First-in-class highly selective oral SMARCA2 inhibitor Potential to address major unmet medical need in cancer, with initial focus on Non-Small Cell Lung Cancer (NSCLC) Highly active in preclinical models of SMARCA4 mutated tumors, with tumor regressions observed as a single agent and in combination Phase I trial for SMARCA4 mutated cancers, with NSCLC as primary target population, ongoing in partnership with Lilly First in Class Significant Unmet Need Demonstrated Anti-tumor Activity Phase I Trial Ongoing FHD-909

| FHD-909 is Being Developed in Collaboration with Lilly; Landmark Agreement Signed in December 2021 Significant Upfront and Economics Strong Momentum and Shared Vision Ongoing Discovery Programs • $300 million cash • $80 million in Foghorn common stock at a price of $20 per share • 50/50 U.S. economic split on SMARCA2- target and another undisclosed program • Tiered ex-U.S. royalties ranging from low double-digit into 20s • Lilly is a leading oncology company with a track record of innovation and execution • Lilly selected FHD-909 for development and initiated the first clinical trial in 2024 • Thorough evaluation of FHD-909 in models of SMARCA2 dependent tumors • Three additional programs as part of collaboration (undisclosed) • Potential to earn royalties and up to $1.3 billion in potential milestones across these three programs 5

Alfonso Quintás-Cardama, MD Chief Medical Officer FHD-909 (LY4050784) A first in class selective SMARCA2 inhibitor with broad potential to transform outcomes for patients with SMARCA4 mutated tumors Steve Bellon, PhD Chief Scientific Officer

| SMARCA4 Mutations are Common: ~10% of NSCLC and Up to 5% of Solid Tumors 7 SMARCA4 mutated across a broad range of tumors Accounts for ~5% of solid tumors Source: AACR GENIE via cBioPortal

SMARCA4 Mutations are Consequential – in NSCLC, Patients with Mutated SMARCA4 Have Significantly Worse Clinical Outcomes

Overall Survival for SMARCA4wt vs SMARCA4mut[1]



N
Median OS, months (95% CI)
SMARCA4WT 593 15.0 (13.5-17.7)
SMARCA4MUT 114 8.1 (6.6-12.2)
HR: 1.70 [95% CI: 1.33-2.17]
P<0.001
Overall Survival(%)
1.0
0.8
0.6
0.4
0.2
0.0
0
6
12
18
24
30
36
42
Months

SMARCA4 Mutated in Up to 10% of NSCLC Tumors, Minimal Overlap With Other Mutations[2]



SMARCA4 10%
KRAS 29%
EGFR 26%
ALK 7%
RET 4%
MET 7%
Genetic Alteration
Inframe Mutation (putative driver)
Inframe Mutation (unknown significance)
Missense Mutation (putative driver)
Missense Mutation (unknown significance)
Truncating Mutation (putative driver)
Truncating Mutation (unknown significance)
Fusion
Amplification
Deep Deletion
No alterations

NSCLC patients with SMARCA4 mutations:
- Poor prognosis
- Shorter overall survival
- Less responsive to immune checkpoint inhibitors
- Clinically definable, high unmet need population

Supporting references:
- Gandhi, et al, 2025; DOI: 10.1016/j.jtho.2025.01.016
- Alessi, et al, 2023; DOI: 10.1016/j.jtho.2023.01.091
- Negrao, et al, 2023; DOI: 10.1158/2159-8290.Cd-22-1420
- Liu, et al, 2021; DOI: 10.1002/1878-0261.12831
- Fernando, et al, 2020; DOI: 10.1038/s41467-020-19402-8
- Schoenfeld, et al, 2020DOI: 10.1158/1078-0432.ccr-20-1825

Source: 1. Alessi et al DOI: 10.1016/j.jtho.2023.01.091; 2. TCGA via cBioPortal

8

| When SMARCA4 and KRAS Mutations Co-Occur, Patients Have Even Worse Outcomes to Standard of Care Treatment In response to PD(L)-1 therapy, Patients with Co-Occurring SMARCA4 and KRAS Mutations have a Shorter ORR, PFS, and OS than Patients with only KRASmut 9 Overall Response Rate (ORR) Source: Alessi et al DOI: 10.1016/j.jtho.2021.03.024 Progression-Free Survival (PFS) Overall Survival (OS) Median PFS, months (95% CI) Median OS, months (95% CI) KRAS mut + SMARCA4 wt (n:159): 15.1 (11.2–20.1) KRAS mut + SMARCA4 mut (n:17): 3.0 (1.0–9.3) HR = 0.25 [95% CI: 0.14–0.42] P < 0.001 HR = 0.29 [95% CI: 0.17–0.50] P < 0.001 0.0% (0/17) KRAS mut + SMARCA4 wt (n:159): 4.1 (2.8–6.0) KRAS mut + SMARCA4 mut (n:17): 1.4 (0.9–2.0) P = 0.03 22.0% (35/159)

| Selective SMARCA2 Inhibition: Promising Strategy to Exploit Synthetic Lethal Relationship Between SMARCA2 and Mutant SMARCA4 10 No SMARCA4 Mutations SMARCA4 Mutation SMARCA4 Mutation and SMARCA2i Cell Survival Cell Death Healthy Cells Cancer Cells SMARCA4 SMARCA2 BAF Complex BAF Complex Mutant SMARCA4 BAF Complex SMARCA2i Precision medicine targeting synthetic lethal relationships is a proven clinical approach now used in multiple cancers (e.g., PARP inhibitors) SMARCA4 SMARCA2

FHD-909 is Highly Selective for SMARCA2 over SMARCA4



Absolute IC_{50} (µM)
1
0.1
0.01
0.001
0.0001
Selectivity = 33x
SMARCA4 WT
(SMARCA2 & SMARCA4)
SMARCA4 MUT
(SMARCA2 Only)
SMARCA4 (WT)
NCI-H2122
CALU6
NCI-H2172
NCI-H441
NCI-H2170
NCI-H460
NCI-H1703
NCI-H358
NCI-H2009
SMARCA4 (MUT)
NCI-H1944
NCI-H1299
A549
RERFLCAI
NCI-H1693
NCI-H1568
NCI-H2023
NCI-H838

	Median IC_{50} (µM)
SMARCA4 WT	0.0932
SMARCA4 MUT	0.0028

IC50 values are corrected for FBS binding

FHD-909 Demonstrated Approximately 33-fold Selectivity Across SMARCA4 Mutant and Wild-Type Cell Lines In Vitro

NCI-H460, Lung model (NSCLC / SMARCA4-wildtype)



Tumor Volume (mm³)
2500
2000
1500
1000
500
0
0
7
14
21
28
Days of Dosing (Dose Start Day1)
Vehicle Control
FHD-909, 20mg/kg, PO, BID
FHD-909, 40mg/kg, PO, BID
FHD-909, 60mg/kg, PO, BID

FHD-909 is highly selective in vivo, as it does not inhibit growth of a SMARCA4-wildtype xenograft model of lung cancer

Note: *Study was conducted in Athymic Nude mice according to all IACUC guidelines. Dosing holidays were applied to the 60mg/kg FHD-909 dose groups as appropriate.*

11

| FHD-909 Monotherapy Demonstrated Strong In Vivo Activity Across SMARCA4 Mutant NSCLC Models at Tolerated Doses 12 Note: All doses were well tolerated Studies were conducted in Athymic Nude or NOD SCID gamma (NSG) mice according to all IACUC guidelines. Dosing holidays were applied to the 60mg/kg FHD-909 dose groups as appropriate. 0 7 14 21 28 100 200 300 400 500 Days of Dosing (Dose Start Day1) Tu m or V ol um e (m m 3 ) Vehicle Control FHD-909, 20mg/kg, BID, PO FHD-909, 40mg/kg, BID, PO FHD-909, 60mg/kg, BID, PO A549 ModelNCI-H1793 Model NCI-H2126 Model 0 7 14 21 28 100 150 200 250 300 350 Days of Dosing (Dose Start Day1) Tu m or v ol um e (m m 3 ) Vehicle Control FHD-909, 20mg/kg, PO, BID FHD-909, 40mg/kg, PO, BID FHD-909, 60mg/kg, PO, BID 0 7 14 21 28 0 250 500 750 1000 1250 1500 Days of Dosing (Dose Start Day1) Tu m or V ol um e (m m 3 ) Vehicle Control 20mg/kg LY4050784, PO, BID 40mg/kg LY4050784, PO, BID Monotherapy

| Chemotherapy Targeted Therapies FHD-909 is Positioned to Be Evaluated in Combination with Standard Therapies 2025 AACR Data FHD-909 shows significant anti-tumor activity preclinically in combination with standard therapies in NSCLC 13 Cisplatin PemetrexedPaclitaxel KRAS inhibitorsPembrolizumab

| FHD-909 in Combination with Standard Therapies Demonstrates Significant Activity in the A549 (SMARCA4 mutant, KRAS G12S) Xenograft NSCLC Model 14 Vehicle Control FHD-909 60mg/kg BID, PO Cisplatin 4mg/kg IP + pemetrexed 50mg/kg QDx3, IP, Q14D FHD-909 60mg/kg BID, PO + cisplatin 4mg/kg IP + pemetrexed 50mg/kg QDx3, IP, Q14D0 7 14 21 28 200 400 600 800 1000 1200 Days of Dosing (Dose Start Day 1) Tu m or v ol um e (m m 3 ) * * * * ** ## Note: * p≤0.05 for pairwise comparisons for combination group vs vehicle and single agent groups and all treatment groups vs vehicle control, # additive by Bliss Independence analysis. Dosing holidays were applied to the 60mg/kg FHD-909 dose groups as appropriate. FHD-909 + cisplatin + pemetrexed A549 (SMARCA4mt, KRAS G12S) In vivo, combining FHD-909 with cisplatin and pemetrexed increased antitumor effect, resulting in tumor regression Additivity and synergy were also observed in vitro when FHD-909 was combined with cisplatin or pemetrexed AACR 2025+ Chemo

| FHD-909 in Combination with Standard Therapies Demonstrates Significant Activity in the RERF-LC-AI (SMARCA4 mutant) Xenograft NSCLC Model 15 0 7 14 21 28 200 400 600 800 1000 1200 1400 Days of Dosing (Dose Start Day 1) Tu m or V ol um e (m m 3 ) * * * * **# # Note: * p≤0.05 for pairwise comparisons for combination group vs vehicle and single agent groups and all treatment groups vs vehicle control, # additive by Bliss Independence analysis. Cisplatin 4mg/kg IP + paclitaxel 10mg/kg IP, Q14D Vehicle Control 40mg/kg FHD-909, BID, PO FHD-909 40mg/kg BID PO + cisplatin 4mg/kg IP + paclitaxel 10mg/kg IP, Q14D In vivo, combining FHD-909 with cisplatin and paclitaxel increased antitumor effect, resulting in tumor regression Additivity and synergy were also observed in vitro when FHD-909 was combined with cisplatin or paclitaxel FHD-909 + cisplatin + paclitaxel RERF-LC-AI (SMARCA4mt) AACR 2025+ Chemo

+ KRAS Inh. AACR 2025

Synergistic Activity Observed for FHD-909 in Combination with KRAS Inhibitors *In Vitro*

FHD-909 + olomorasib (KRAS G12C inhibitor)

NCI-H2030, Lung, NSCLC
SMARCA4-/- KRAS(G12C)


Inhibition (%)
120
100
80
60
40
20
0
-20
0.1
1
10
100
FHD-909 Concentration [nM]
[olomorasib] (nM)
100
12.5
1.56
0.19
DMSO

FHD-909 + LY3962673 (KRAS G12D inhibitor)

PATU-8988T, Pancreas, PDAC
*SMARCA4 - / fusion, KRAS(G12D)**


Inhibition (%)
120
100
80
60
40
20
0
-20
0.1
1
10
100
1000
FHD-909 Concentration [nM]
[LY3962673] (nM)
200
50
12.5
3.125
0.78
DMSO

FHD-909 + LY4066434 (pan-KRAS inhibitor)

A549, Lung, NSCLC
SMARCA4 Q729fs/H736Y, KRAS(G12S)


Inhibition (%)
120
100
80
60
40
20
0
-20
1
10
100
1000
10000
FHD-909 concentration (nM)
[LY4066434](nM)
900
450
225
113
56
28
14
7
DMSO

FHD-909 + pan-KRAS inhibitor

NCI-H2030, Lung, NSCLC
SMARCA4-/- KRAS(G12C)


Inhibition (%)
120
100
80
60
40
20
0
-20
0.1
1
10
100
FHD-909 Concentration [nM]
[LY4066434] (nM)
200
50
12.5
3.125
DMSO

FHD-909 + LY3962673 (KRAS G12D inhibitor)

SNU-407, Colon, CRC
SMARCA4 P109fs194, R466C, Y507H, M1109V, KRAS(G12D)


Inhibition (%)
120
100
80
60
40
20
0
-20
0.1
1
10
100
1000
FHD-909 Concentration [nM]
[LY3962673] (nM)
50
12.5
3.1
0.8
DMSO

FHD-909 + LY4066434 (pan-KRAS inhibitor)

PATU-8988T, Pancreas, PDAC
SMARCA4 - / fusion, KRAS(G12V)


Inhibition (%)
120
100
80
60
40
20
0
-20
1
10
100
1000
10000
FHD-909 Concentration [nM]
[LY4066434](nM)
1000
333.3
111.1
37.04
12.35
DMSO

***Note**: FHD-909 is reported in unbound concentrations in the assays; *CRISPR KI, fs frameshift*

16

| Combination of FHD-909 with KRAS Inhibitors Demonstrates Synergistic Activity in SMARCA4, KRAS Co-Mutated Human NSCLC Xenograft Models in vivo FHD-909 + olomorasib (KRAS G12C inh) NCI-H2030 (SMARCA4mt, KRAS G12C) 17 Vehicle Control 40mg/kg FHD-909, BID, PO Olomorasib 10mg/kg BID, PO FHD-909 40mg/kg BID, PO + olomorasib 10mg/kg BID, PO 0 7 14 21 28 0 500 1000 1500 2000 2500 3000 Days of Dosing (Dose Start Day1) Tu m or V ol um e (m m 3 ) ##synergistic (p<0.05) * * * ## Combination of FHD-909 with olomorasib demonstrated synergistic antitumor activity and sustained tumor regression in vivo Note: Olomorasib – LY3537982; * p≤0.05 for pairwise comparisons for combination group vs vehicle and single agent groups and all treatment groups vs vehicle control, ## synergistic by Bliss Independence analysis. AACR 2025+ KRAS Inh.

+ KRAS Inh. AACR 2025

Combination of FHD-909 with KRAS Inhibitors Demonstrates Synergistic Activity in SMARCA4, KRAS Co-Mutated Human NSCLC Xenograft Models *in vivo*


FHD-909 + pan-KRAS inh
A549 (SMARCA4mt, KRAS G12S)
##synergistic (p<0.05)
Tumor Volume (mm3)
1200
1000
800
600
400
200
0
7
14
21
28
Days of Dosing (Dose start Day 1)
*
*
* ##
Vehicle, PO, BID
FHD-909 40mg/kg BID, PO
pan-KRAS inh 30mg/kg BID, PO
FHD-909 40mg/kg BID,PO +
pan-KRAS inh 30mg/kg, BID, PO

Combination of FHD-909 with pan-KRAS inhibitor resulted in synergistic antitumor activity and sustained tumor regression, *in vivo*

***Note**: pan-KRAS inhibitor - LY4066434; * p≤0.05 for pairwise comparisons for combination group vs vehicle and single agent groups and all treatment groups vs vehicle control, ## synergistic by Bliss Independence analysis.*

18

+ Pembro
AACR 2025

FHD-909 in Combination with Pembrolizumab Shows Significantly Enhanced Anti-Tumor Activity in A549 CD34+ HSC Humanized Xenograft NSCLC Model

FHD-909 (20 mg/kg) + pembrolizumab
A549 (SMARCA4mt, KRAS G12S)


700
600
500
400
300
200
Tumor volume (mm³)
##
*
##
*
21
28
35
42
49
Study days (Dose Start Day 22)
Vehicle Control
hIgG control, IP 2X per week
Pembrolizumab 10mg/kg IP, 2X per week
FHD-909 20mg/kg BID, PO
FHD-909 20 mg/kg + pembrolizumab 10mg/kg

FHD-909 (40 mg/kg) + pembrolizumab
A549 (SMARCA4mt, KRAS G12S)


700
600
500
400
300
200
Tumor volume (mm³)
##
#
*
*
21
28
35
42
49
Study days (Dose Start Day 22)
Vehicle Control
hIgG control, IP 2X per week
Pembrolizumab 10mg/kg IP, 2X per week
FHD-909 40mg/kg BID, PO
FHD-909 40 mg/kg + pembrolizumab 10mg/kg

FHD-909 sensitized the tumor cells to pembrolizumab treatment resulting in enhanced combination activity, while pembrolizumab alone had no effect on tumor growth compared to vehicle control

***Note*: *HSC*, hematopoietic stem cells; * p≤0.05 for pairwise comparisons for combination group vs vehicle and single agents; # additive, ## synergistic by Bliss Independence analysis.**

19

A First-in-Human Phase 1 Trial of FHD-909 in Advanced Solid Tumor Patients with SMARCA4 Mutations


Phase 1a Dose Escalation
Advanced solid tumors with any SMARCA4 alteration
(mTPI-2 method with backfilling[a])
Dose Level n
Dose Level 3
Dose Level 2
Dose Level 1
Phase 1b Dose Expansion[b]
Presence of a known or likely loss of function of SMARCA4
Part A: 2L + NSCLC[c]
(Optional Randomized Dose Optimization)
Randomized
Cohort A1
Cohort A2 (optional)
Cohort A3 (optional)
Part B: Other Solid Tumors
Cohort B1

- FHD-909 is administered orally BID, in 28-day cycles
- Phase 1b may begin prior to completion of backfill in Phase 1a
- In Phase 1b, no prior SMARCA2 (BRM) inhibitors/degraders are allowed

***Note**: [a] Each dose level will enroll 3-6 DLT-evaluable patients; select dose levels may backfill up to 20 patients; N~80; [b] Phase 1b may open prior to completion of backfill; N~80; [c] Prior platinum doublet, immunotherapy, and antibody-drug conjugate therapy allowed; sponsor may initiate a randomized dose optimization cohort within Phase 1b across 2 or more dose levels*

20

| Treatment Landscape in NSCLC by Line of Therapy 21 1st Line NSCLC Pembrolizumab-based regimens Other immune checkpoint inhibitor-based regimens Chemotherapy-based regimens 2nd Line NSCLC Chemotherapy-based regimens Ramucirumab (anti-VEGF) + chemotherapy Checkpoint inhibitor monotherapy 3rd Line NSCLC Chemotherapy-based regimens Other targeted agents + chemotherapy Relevant treatment regimens in each line of therapy for metastatic NSCLC* KRAS inhibitors Note: * Generalized across squamous and non-squamous metastatic NSCLC without driver mutation Source: CancerMPact 2024 US NSCLC TA report Targeted agents

| Treatment Landscape in NSCLC by Line of Therapy 22 1st Line NSCLC Pembrolizumab-based regimens Other immune checkpoint inhibitor-based regimens Chemotherapy-based regimens 2nd Line NSCLC Chemotherapy-based regimens Ramucirumab (anti-VEGF) + chemotherapy Checkpoint inhibitor monotherapy 3rd Line NSCLC Chemotherapy-based regimens Other targeted agents + chemotherapy Relevant treatment regimens in each line of therapy for metastatic NSCLC* Agents evaluated preclinically in combination with FHD-909 KRAS inhibitors Targeted agents Note: * Generalized across squamous and non-squamous metastatic NSCLC without driver mutation Source: CancerMPact 2024 US NSCLC TA report

FHD-909 Holds the Promise of Addressing Major Unmet Medical Needs in Cancer

Overall Survival for SMARCA4wt vs SMARCA4mut[1]



SMARCA4WT
SMARCA4MUT
1.0
0.8
0.6
0.4
0.2
0.0
Overall Survival ()%)
Overall Survival(%)
0
6
12
18
24
30
36
42
Months

Source: [1] Alessi et al DOI: 10.1016/j.jtho.2023.01.091

23

Foghorn’s Platform is Differentiated & Highly Productive • Selective CBP Degrader • Selective EP300 Degrader • Selective ARID1B Degrader Program Steve Bellon, PhD Chief Scientific Officer

| Foghorn is Leading the Way in Developing Novel Medicines Targeting the Chromatin Regulatory System 25 Chromatin – compacted form of DNA inside the nucleus of the cell Chromatin Remodeling Complexes – specialized multiprotein machines that allow access to DNA Targets: SMARCA2, ARID1B Transcription Factors – proteins that help turn specific genes "on" or "off" by working in concert with the chromatin remodeling complex to bind to DNA Targets: Multiple TFs Other Chromatin Binding Proteins involved in gene expression / function Targets: CBP, EP300 Chromatin Regulatory System genes are implicated across a wide range of cancers We apply our proprietary expertise & assays to engineer highly selective compounds targeting this system

| CBP and EP300 Proteins – A Decades Long Challenge in Selectivity 26 • CBP and EP300 are chromatin regulators and histone acetyltransferases • CBP and EP300 are virtually identical, thus achieving selectivity is a significant challenge • Dual targeting has revealed tolerability and safety issues Foghorn is working on two separate programs, each with their own defined dependencies and patient populations

Selective CBP Degradation Results in Significant Anti-Tumor Activity in EP300mut Solid Tumor Models

EP300mut Lung Cancer CDX (LU99)



Vehicle
FHT-CBPd-59, 3mg/kg (QD)
FHT-CBPd-59, 10mg/kg (QD)
Tumor Volume (mm³ ± SEM)
3,000
2,500
2,000
1,500
1,000
500
0
6
12
18
24
30
Body Weight Change (%)
20
10
0
-10
-20
Days after Tumor Inoculation

EP300mut Bladder Cancer CDX (639V)



Vehicle
FHT-CBPd-59, 3 mg/kg (BID)
FHT-CBPd-59,10 mg/kg (QD)
Tumor Volume (mm³ ± SEM)
3000
2500
2000
1500
1000
500
0
30
40
50
60
Days After Tumor Inoculation
Body Weight Change (%)
20
10
0
-10
-20
Days After Tumor Inoculation

EP300mut Gastric Cancer CDX (AGS)



Vehicle
FHT-CBPd-59, 10mg/kg (QD)
FHT-CBPd-59, 3mg/kg (QD)
FHT-CBPd-59, 1mg/kg (QD)
FHT-CBPd-59, 0.3mg/kg (QD)
FHT-CBPd-59, 0.1mg/kg (QD)
Tumor Volume (mm³ ± SEM)
1,500
1,000
500
0
20
30
40
50
60
Body Weight Change (%)
20
10
0
-10
-20
Days after Tumor Inoculation

Degrader Selectivity	CBP	EP300	Fold Selectivity
FHT-CBPd-59 *DC_{50} @24h*	0.05 nM	64 nM	**>1000x**

27

| No Significant Difference in Platelet Counts at End of Study Tumor growth inhibition (regression) observed in EP300mut (639V) Bladder CDX Long-Acting Injectable (LAI) Formulation Provides Anti-Tumor Activity With a Single Injection 28 Company Confidential & Proprietary Information 25 30 35 40 45 50 0 500 1000 1500 2000 Days after Tumor Inoculation Tu m or V ol um e (m m ³ + S EM ) Vehicle, LAI FHT-CBPd-59, LAI 150mg/kg, Single Dose, IM FHT-CBPd-59, 10mg/kg, QD, SC Vehicle, QD PLT (x109cells/L) 0 500 1000 1500 2000 2500 Daily (QD) Dosing Single Dose LAI Daily Dosing and Single Injection of LAI Formulation

| Foghorn Selective CBP Degrader Shows Promise in Combination With Standard Therapies in Preclinical ER+ Breast Cancer Models 29 CDK4/6 Inhibitor + Fulvestrant CBP Degrader (FHT-CBPd-41) + CDK4/6 inhibitor + Fulvestrant Cancer cell growth only significantly inhibited at highest concentrations of SoC combination Monotherapy benefit CBP degrader dramatically improves the combination effects at lower doses in addition to showing monotherapy activity AACR 2025

| Foghorn Selective CBP Degrader Shows Promise in Combination With Standard Therapies in Preclinical ER+ Breast Cancer Models 30 CDK4/6 Inhibitor + Fulvestrant CBP Degrader (FHT-CBPd-41) + CDK4/6 inhibitor + Fulvestrant Cancer cell growth only significantly inhibited at highest concentrations of SoC combination CBP degrader dramatically improves the combination effects at lower doses in addition to showing monotherapy activity Monotherapy benefit Combination benefit AACR 2025

| Anti-Tumor Activity Across Full Range of Heme Sub-Lineages (~ 70% of All Tested Cell Lines are Sensitive) EP300 Degradation Shows Anti-Proliferative Activity in Broad Range of Hematological Malignancies (~ 70% of All Tested Cell Lines are Sensitive) 31 Note: MM: Multiple Myeloma; DLBCL: Diffuse Large B-Cell Lymphoma; AML: Acute Myeloid Leukemia; BL: Burkitt’s Lymphoma; TCL: T-cell Lymphomas; T-ALL: T-cell Acute Lymphoblastic Leukemia; B-ALL: B-cell Acute Lymphoblastic Leukemia; CML: Chronic Myeloid Leukemia; HL: Hodgkin Lymphoma; MCL: Medial Collateral Ligament

| 10 15 20 25 30 0 500 1000 1500 2000 2500 3000 Days After Tumor Inoculation Tu m or V ol um e (m m ³+ S EM ) Vehicle FHT-EP300d-532, SC, 30 mg/kg (QD) FHT-EP300d-532, SC, 10 mg/kg (QD) CCS1477 (Inobrodib), PO, 20 mg/kg (QD) • Non-selective dual CBP/EP300 inhibitor shows tumor stasis, but clinical safety (i.e., thrombocytopenia) resulted in dosing holidays • Selective EP300 degrader can achieve deeper responses (complete tumor regression) with no thrombocytopenia • Selective EP300 degrader with improved therapeutic window enables sustained target coverage and improved efficacy Multiple Myeloma CDX treated w/ dEP300 - VHL Multiple Myeloma CDX treated w/ dEP300 - HL Selective EP300 Degrader Demonstrated Complete Response (Tumor Regression) in Multiple Myeloma Model 32 Multiple Myeloma CDX Treated With dEP300 – VHL Company Confidential & Proprietary Information 10 15 20 25 30 0 50 100 150 200 250 300 350 400 Days After Tumor Inoculation Tu m or V ol um e (m m ³+ S EM ) 0 500 1000 1500 2000 2500 3000 3500 4000 Vehicle FHT-EP300d-532, SC, 30 mg/kg (QD) FHT-EP300d-532, SC,10 mg/kg (QD) CCS1477 (Inobrodib), PO, 20 mg/kg (QD) Pl at el et s (x 10 9 ce lls /L )

| ARID1B Paralog (ARID1A) is One of the More Frequently Mutated Genes in Cancer 33Source: Mendiratta 2021 No Approved Drug Approved Drug Foghorn Targets ARID1B is a Major Synthetic Lethal Target With Potential in Up To 5% of All Solid Tumors

| ARID1A Mutations Represent a Significant Unmet Need Across Several Indications in Oncology 34 Uterine Bladder Stomach Cholangiocarcinoma Liver Esophageal Ovarian Colorectal Melanoma 0% 10% 20% 30% 40% Commercial Opportunity % of Patients with ARID1A Mutation

| Foghorn is First to Report Selective Degradation of ARID1B 35 ARID1A/B BAF Nucleosome PDB ID: 6LTJ Company Confidential & Proprietary Information • Foghorn has developed potent and selective binders • Foghorn is first to report selective degradation • Program update expected in 2025

Closing Remarks Adrian Gottschalk President and CEO

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